   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 15, 1996
                                                     REGISTRATION NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-3
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                            ------------------------

                           GENOME THERAPEUTICS CORP.
             (Exact name of Registrant as specified in its charter)

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
                   MASSACHUSETTS                                       04-2297484
           (State or other jurisdiction                             (I.R.S. Employer
         of incorporation or organization)                       Identification Number)
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                            ------------------------

                100 BEAVER STREET, WALTHAM, MASSACHUSETTS 02154
                                 (617) 893-5007
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)
                            ------------------------

                                 FENEL M. ELOI

             VICE PRESIDENT, TREASURER, AND CHIEF FINANCIAL OFFICER
                           GENOME THERAPEUTICS CORP.
                               100 Beaver Street
                          Waltham, Massachusetts 02154
                                 (617) 893-5007
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                            ------------------------

                                   COPIES TO:

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
               DAVID C. CHAPIN, ESQ.                             DAVID E. REDLICK, ESQ.
                   ROPES & GRAY                                       HALE AND DORR
              One International Place                                60 State Street
            Boston, Massachusetts 02110                        Boston, Massachusetts 02109
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                            ------------------------
        Approximate date of commencement of proposed sale to the public:
   As soon as practicable after the Registration Statement becomes effective.
                            ------------------------

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ 333-00127

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /
                            ------------------------
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                        CALCULATION OF REGISTRATION FEE
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
                                                            Proposed     Proposed Maximum
          Title of Each Class                           Maximum Offering     Aggregate
          of Securities to be            Amount to be       Price per        Offering         Amount of
              Registered                  Registered        Share(1)         Price(1)     Registration Fee
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
Common Stock, par value $.10 per
  share................................      575,000         $13.00         $7,475,000         $2,578
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(1) Estimated solely for purposes of determining the registration fee in accordance with Rule 457(c) under the Securities Act of 1933, as amended, and based on the average of the high and low sales prices on February 14,
    1996, as reported on the Nasdaq National Market.
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

     This registration statement is being filed with respect to the registration of additional shares of common stock, par value $.10 per share, of Genome Therapeutics Corp., a Massachusetts corporation, for an offering pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the earlier effective registration statement (File No. 333-00127) are incorporated in this registration statement by reference.

     The required opinions and consents are listed on an Exhibit Index attached hereto and filed herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Waltham, Commonwealth of Massachusetts, on this 15th day of February, 1996.
                                            GENOME THERAPEUTICS CORP.

                                                       /S/ FENEL M. ELOI
                                            By: ................................
                                                       FENEL M. ELOI
                                                 Vice President, Treasurer
                                                and Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

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
             SIGNATURE                               TITLE                         DATE
-----------------------------------   -----------------------------------    -----------------
     /S/ ROBERT J. HENNESSEY*         Chairman of the Board of Directors,    February 15, 1996
 .................................    President and Chief Executive
        ROBERT J. HENNESSEY           Officer (Principal Executive
                                      Officer)

         /S/ FENEL M. ELOI            Vice President, Treasurer and Chief    February 15, 1996
 .................................    Financial Officer (Principal
           FENEL M. ELOI              Financial and Accounting Officer)

      /S/ ORRIE M. FRIEDMAN*          Director                               February 15, 1996
 .................................
         ORRIE M. FRIEDMAN

       /S/ PHILIP J. LEDER*           Director                               February 15, 1996
 .................................
          PHILIP J. LEDER

        /S/ LAWRENCE LEVY*            Director                               February 15, 1996
 .................................
           LAWRENCE LEVY

      /S/ DONALD J. MCCARREN*         Director                               February 15, 1996
 .................................
        DONALD J. MCCARREN

      /S/ STEVEN M. RAUSCHER*         Director                               February 15, 1996
 .................................
        STEVEN M. RAUSCHER

       /S/ FENEL M. ELOI
*By: .........................
        FENEL M. ELOI
       Attorney-in-Fact
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

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                                 EXHIBIT INDEX

EXHIBIT
NUMBER                                       DESCRIPTION                                  PAGE
------        --------------------------------------------------------------------------  ----
   5     --   Opinion of Ropes & Gray.
  23.1   --   Consent of Ropes & Gray (contained in its opinion filed as Exhibit 5 hereto).
  23.2   --   Consent of Arthur Andersen LLP.
  23.3   --   Consent of Lahive & Cockfield.
  24     --   Power of Attorney. (1)

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
 (1) Filed as Exhibit 24 to the Registrant's Registration Statement on Form S-3 (File No. 333-00127) filed with the Commission on January 10, 1996.
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